EQUITY INCENTIVE PLAN	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
EQUITY INCENTIVE PLAN

Note 17 - EQUITY INCENTIVE PLAN

On August 29, 2025, the Company’s Board of Directors adopted the 2025 Share Incentive Plan (the “2025 Plan”), under which employees, consultants, and directors, as determined by the Committee, are eligible to receive equity-based awards, including incentive share options, restricted shares, restricted stock units, and other share-based award. The 2025 Plan is administered by the Committee and the maximum number of Class A Ordinary Shares available for issuance under the 2025 Plan is 592,249 Class A Ordinary Shares. The Board of Directors may amend, modify or terminate the 2025 Plan at any time.

On November 13, 2025, the Company granted an aggregate of 570,000 restricted Class A Ordinary Shares under the 2025 Plan to non-employee consultants. The fair value of each restricted share was $3.18, based on the closing market price of the Company’s Class A Ordinary Shares on the grant date. The restricted shares granted to non-employee consultants are subject to service-based forfeiture provisions and are recognized as share-based compensation expense over the requisite service periods in accordance with ASC 718. The Company has elected to account for forfeitures as they occur.

The share-based compensation expense related to non-vested restricted shares granted under the 2025 Plan was $588,300, $nil, and $nil for the years ended December 31, 2025, 2024 and 2023, respectively, and was included in selling, general and administrative expenses in the accompanying consolidated statements of comprehensive income.

For the years ended December 31, 2025 and 2024, no Class A Ordinary Shares vested. As of December 31, 2025, total unrecognized compensation cost related to non-vested restricted share awards was $1,224,300, which is expected to be recognized over the remaining service period of two years in accordance with the contractual terms of the awards.